CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Registration Statement on Form N-4 of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (“Registration Statement”) of our report dated April 10, 2017 relating to the financial statements of the subaccounts listed in Appendix A, which appear in such Registration Statement. We also consent to the use in this Registration Statement of our report dated March 23, 2017, relating to the consolidated financial statements of Pruco Life Insurance Company of New Jersey, which appear in such Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
New York, NY
December 13, 2017

Appendix A

Prudential Government Money Market Portfolio (formerly Prudential Money Market Portfolio)	AST Goldman Sachs Small-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio
Prudential Diversified Bond Portfolio	AST Schroders Global Tactical Portfolio	AST QMA US Equity Alpha Portfolio
Prudential Equity Portfolio (Class I)	AST RCM World Trends Portfolio	AST T. Rowe Price Natural Resources Portfolio
Prudential Value Portfolio (Class I)	AST J.P. Morgan Global Thematic Portfolio	AST T. Rowe Price Asset Allocation Portfolio
Prudential High Yield Bond Portfolio	AST Goldman Sachs Multi-Asset Portfolio	AST MFS Global Equity Portfolio
Prudential Stock Index Portfolio	ProFund VP Consumer Services	AST J.P. Morgan International Equity Portfolio
Prudential Global Portfolio	ProFund VP Consumer Goods Portfolio	AST Templeton Global Bond Portfolio
Prudential Jennison Portfolio (Class I)	ProFund VP Financials	AST Wellington Management Hedged Equity Portfolio
Prudential Small Capitalization Stock Portfolio	ProFund VP Health Care	AST Capital Growth Asset Allocation Portfolio
T. Rowe Price International Stock Portfolio	ProFund VP Industrials	AST Academic Strategies Asset Allocation Portfolio
T. Rowe Price Equity Income Portfolio (Equity Income Class) (formerly T. Rowe Price Equity Income Portfolio (Investor Class))	ProFund VP Mid-Cap Growth	AST Balanced Asset Allocation Portfolio
Invesco V.I. Core Equity Fund (Series I)	ProFund VP Mid-Cap Value	AST Preservation Asset Allocation Portfolio
Janus Aspen Janus Portfolio (Institutional Shares)	ProFund VP Real Estate	Wells Fargo VT Opportunity Fund (Class 1)
Janus Aspen Overseas Portfolio (Institutional Shares)	ProFund VP Small-Cap Growth	AST Prudential Core Bond Portfolio
MFS Research Series (Initial Class)	ProFund VP Small-Cap Value	AST Bond Portfolio 2023
MFS Growth Series (Initial Class)	ProFund VP Telecommunications	AST New Discovery Asset Allocation Portfolio
American Century VP Value Fund (Class I)	ProFund VP Utilities	AST Western Asset Emerging Markets Debt Portfolio
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	ProFund VP Large-Cap Growth	AST MFS Large-Cap Value Portfolio
Prudential Jennison 20/20 Focus Portfolio (Class I)	ProFund VP Large-Cap Value	AST Bond Portfolio 2024
Davis Value Portfolio	AST Bond Portfolio 2020	AST AQR Emerging Markets Equity Portfolio
AB VPS Large Cap Growth Portfolio (Class B)	AST Boston Partners Large-Cap Value Portfolio	AST ClearBridge Dividend Growth Portfolio
Prudential SP Small Cap Value Portfolio (Class I)	AST Jennison Large-Cap Growth Portfolio	AST QMA Emerging Markets Equity Portfolio
Janus Aspen Janus Portfolio (Service Shares)	AST Bond Portfolio 2017	AST Multi-Sector Fixed Income Portfolio
SP Prudential U.S. Emerging Growth Portfolio (Class I)	AST Bond Portfolio 2021	AST BlackRock iShares ETF Portfolio
Prudential SP International Growth Portfolio (Class I)	Wells Fargo VT International Equity Portfolio (Class 1)	AST Defensive Asset Allocation Portfolio
AST FI Pyramis Quantitative Portfolio	Wells Fargo VT Omega Growth Portfolio (Class 1)	AST AQR Large-Cap Portfolio
AST Prudential Growth Allocation Portfolio	Wells Fargo VT Small Cap Value Portfolio	AST QMA Large-Cap Portfolio
AST Advanced Strategies Portfolio	AST Bond Portfolio 2022	AST Bond Portfolio 2025
AST T. Rowe Price Large-Cap Growth Portfolio	AST Quantitative Modeling Portfolio	AST T. Rowe Price Growth Opportunities Portfolio
AST Government Money Market Portfolio (formerly AST Money Market Portfolio)	AST BlackRock Global Strategies Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio
AST Small-Cap Growth Portfolio	AST Goldman Sachs Large-Cap Value Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio	AST Cohen & Steers Realty Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
AST International Value Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST BlackRock Multi-Asset Income Portfolio
AST International Growth Portfolio	AST Value Equity Portfolio (formerly AST Herndon Large-Cap Value Portfolio)	AST Franklin Templeton K2 Global Absolute Return Portfolio
NVIT Developing Markets Fund (formerly NVIT Markets Fund (Class II))	AST High Yield Portfolio	AST Managed Equity Portfolio
AST Investment Grade Bond Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Managed Fixed Income Portfolio
AST Western Asset Core Plus Bond Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio (formerly AST Mid-Cap Value Portfolio)	AST FQ Absolute Return Currency Portfolio
AST Bond Portfolio 2018	AST Small-Cap Value Portfolio	AST Jennison Global Infrastructure Portfolio
AST Bond Portfolio 2019	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Goldman Sachs Strategic Income Portfolio
AST Global Real Estate Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio)	AST Legg Mason Diversified Growth Portfolio
AST Parametric Emerging Markets Equity Portfolio	AST Lord Abbett Core Fixed Income Portfolio	AST Bond Portfolio 2026
AST Loomis Sayles Large-Cap Growth Portfolio
AST MFS Growth Portfolio
AST Neuberger Berman / LSV Mid-Cap Value Portfolio

AST AB Global Bond Portfolio
AST Goldman Sachs Global Income Portfolio
AST Morgan Stanley Multi-Asset Portfolio
AST Wellington Management Global Bond Portfolio
AST Neuberger Berman Long/Short Portfolio
AST Wellington Management Real Total Return Portfolio
AST QMA International Core Equity Portfolio
AST Managed Alternatives Portfolio
AST Emerging Managers Diversified Portfolio
AST Columbia Adaptive Risk Allocation Portfolio
AST IVY Asset Strategy Portfolio
Blackrock Global Allocation V.I. Fund (Class 3)
JP Morgan Insurance Trust Income Builder Portfolio (Class 2)
AST Bond Portfolio 2016
Wells Fargo VT Small Cap Growth Portfolio (Class 1)
AST Bond Portfolio 2027
NVIT Emerging Markets Fund (Class D)